                                                                    EXHIBIT 99.8


                           CERTIFICATE OF AMENDMENT

                                      OF

                           ARTICLES OF INCORPORATION

                                      OF

                            CAPITOLBANK SACRAMENTO


     J. Al Wickland, Jr. and James M. McGann certify that:

     1. They are the Chairman of the Board and the Secretary, respectively, of CapitolBank Sacramento, a California corporation.

     2.  The Articles of Incorporation are amended to read in full:

                                   ARTICLE I
                                   ---------

                                     Name
                                     ----

         That the name of this corporation is:
                           "CapitolBank Sacramento."

                                  ARTICLE II
                                  ----------

                                   PURPOSES
                                   --------

          The purpose of this corporation is to engage in commercial banking business and trust business and any other lawful activities which are not, by applicable laws or regulations, prohibited to a commercial bank authorized to engage in trust business.

                                  ARTICLE III
                                  -----------

                                    CAPITAL
                                    -------

          The corporation is authorized to issue 10,000,000 shares of common stock of one class. The common stock of this corporation shall be subject to assessment by the Board of Directors upon order of the Superintendent of Banks of the State of California for the purpose of restoring an impairment of contributed capital in the manner and to the extent provided in Division 1 of the Financial Code of the State of California.

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                                  ARTICLE IV
                                  ----------

                              DIRECTOR LIABILITY
                              ------------------

          The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                   ARTICLE V
                                   ---------

                      INDEMNIFICATION OF CORPORATE AGENTS
                      -----------------------------------

          The Board of Directors of the corporation may by bylaw, agreement or otherwise provide for the indemnification of agents for breach of duty to the corporation and its shareholders to the fullest extent permissible under California law.

                                  ARTICLE VI
                                  ----------

            ELECTION TO BE GOVERNED BY THE GENERAL CORPORATION LAW
            ------------------------------------------------------

          The corporation elects to be governed by all of the provisions of the General Corporation Law (as added to the California Corporations Code effective January 1, 1977, and as subsequently amended) not otherwise applicable to this corporation under Chapter 23 of said General Corporation Law."

     3. The amendment herein set forth has been duly approved by the Board of Directors.

     4. The amendment herein set forth only adds the statement relating to the General Corporation Law as in effect on January 1, 1977 and makes no other change in the articles except as authorized by Section 2302 of the Corporations Code and does not alter the authorized number of directors.

     Dated:  FEB 21, 1992.



                                    /s/ J. Al Wickland, Jr.
                                 ------------------------------
                                        J. Al Wickland, Jr.
                                      Chairman of the Board



                                    /s/ James M. McGann
                                 ------------------------------
                                   James M. McGann, Secretary

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     We further declare under penalty of perjury under the laws of the State of
California that we have read the foregoing certificate and know the contents thereof and that the same is true of our own knowledge.

     Dated:  FEB 21, 1992.



                                    /s/ J. Al Wickland, Jr.
                                 ------------------------------
                                        J. Al Wickland, Jr.



                                    /s/ James M. McGann
                                 ------------------------------
                                        James M. McGann



[SEAL OF
 CAPITALBANK
 SACRAMENTO]

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